EXHIBIT 10.5

                   COMMON SECURITIES SUBSCRIPTION AGREEMENT


      COMMON SECURITIES SUBSCRIPTION AGREEMENT, dated as of July 16, 2001 (this "Agreement"), between Matrix Bancorp Capital Trust III, a statutory business trust created under the laws of the State of Delaware (the "Trust"), and Matrix Bancorp, Inc., a Colorado corporation (the "Buyer"), relating to the Trust's common securities (liquidation amount of $1,000 per security) representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed thereto in the Subscription Agreement (as defined below).

      WHEREAS, the Buyer, the Trust and the Purchaser named therein have entered into a Capital Securities Subscription Agreement, dated June 28, 2001 (the "Subscription Agreement"), in connection with the issuance and sale of 10.25% Fixed Rate MMCapSSM (liquidation amount of $1,000 per security), by the Trust; and

      WHEREAS, the Buyer, as sponsor of the Trust, desires to purchase from the Trust, and the Trust desires to sell to the Buyer, all of the Common Securities.

      NOW, THEREFORE, in consideration of the foregoing premises and the conditions and agreements hereinafter set forth, the parties hereto agree as follows:

      1. The Buyer hereby subscribes for and offers to purchase from the Trust, and the Trust hereby accepts such offer and agrees to issue and sell to the Buyer, contemporaneous with the Closing Time, 464 Common Securities with an aggregate liquidation amount with respect to the assets of the Trust of Four Hundred Sixty Four Thousand Dollars ($464,000) in consideration of the payment on or before the date hereof of Four Hundred Sixty Four Thousand Dollars ($464,000) in immediately available funds.

      2. The Trust represents and warrants that, upon execution and delivery of the Common Securities to the Buyer, the Common Securities will be duly authorized, validly issued, fully paid and nonassessable and entitled to the benefits and subject to the terms of the Amended and Restated Declaration of Trust, dated as of July 16, 2001, by the Buyer, as sponsor, The Bank of New York, as Institutional Trustee, The Bank of New York, as Delaware Trustee, and
T. Allen McConnell and Richard V. Schmitz, as Administrators, and the holders, from time to time, of undivided beneficial interests in the Trust.

      3. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles.

      4. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



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      IN WITNESS WHEREOF, the parties hereto have caused this Common Securities
Subscription Agreement to be duly executed as of the date first written above.

                                    MATRIX BANCORP CAPITAL TRUST III

                                    By:      /s/ Allen McConnell
                                         -------------------------------------
                                         T. Allen McConnell
                                         Administrator

                                    By:      /s/ Richard V. Schmitz
                                         -------------------------------------
                                         Richard V. Schmitz
                                         Administrator



                                    MATRIX BANCORP, INC.

                                    By:      /s/ Allen McConnell
                                         -------------------------------------
                                         T. Allen McConnell
                                         Senior Vice President, Secretary and
                                         General Counsel